[logo - American FundsSM]

The right choice for the long termSM

The Growth Fund of America

How experience has helped steer your fund through difficult markets

Annual report for the year ended August 31, 2002

[cover photograph: close-up of cyclists in a race]

The Growth Fund of America(R)

The Growth Fund of America is one of the 29 American Funds,(R) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

The Growth Fund of America invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

                                                                        5-year                10-year              Lifetime*
                                                  1-year                average               average               average
                                                                        annual                annual                annual
                                                   total               compound              compound              compound
                                                  returns               returns               returns               returns
                                                (9/1/01 -              (9/1/97 -             (9/1/92 -            (12/1/73 -
                                                 8/31/02)              8/31/02)              8/31/02)              8/31/02)

The Growth Fund of America                        -19.8%                 +8.2%                +13.1%                +15.4%
Standard & Poor's 500
     Composite Index                              -18.0                  +1.7                 +10.4                 +12.0
Lipper Growth Funds Index                         -20.3                  -0.3                  +8.4                 +10.8
Lipper Capital Appreciation
     Funds Index                                  -21.4                  -0.3                  +8.1                 +11.6
Lipper Multi-Cap Core
     Funds Index                                  -17.5                  +1.0                  +9.5                 +11.3
Lipper Multi-Cap Growth
     Funds Index                                  -27.0                  -2.3                  +7.8                 +11.4

*Since Capital Research and Management Company began managing the fund on December 1, 1973.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge), unless otherwise indicated. Results for other share classes can be found on page 3. For the most current investment results, please refer to americanfunds.com. Please see inside back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

About the cover: Professional bicycle racers embody the experience, teamwork and emphasis on the long run that mark The Growth Fund of America's approach to investing.

Contents
Letter to shareholders                                           1
The value of a long-term perspective                             4
Experience steers your fund                                      6
Past market bubbles and scandals                                 9
Investment portfolio                                            14
Financial statements                                            27
Directors and officers                                          39
The American Funds family                               back cover

Fellow shareholders:

[photograph: close-up of cyclists in a race]

The 12 months ended August 31, 2002, proved to be another very difficult period for stock markets around the world. Terrorist attacks, an uncertain economy, accounting scandals and widely publicized corporate fraud investigations eroded investor confidence for most of the year.

Fiscal 2002 results

In this negative environment, the value of holdings in The Growth Fund of America (GFA) declined 19.8%, assuming reinvestment of a 4.5 cents a share dividend. As the table on the facing page shows, the fund's Lipper benchmarks experienced declines ranging from 17.5% to 27.0% during the same 12-month period. The unmanaged Standard & Poor's 500 Composite Index, a measure of large company U.S. stocks, fell 18.0%. The technology-heavy Nasdaq lost 27.2%.

The fund's fiscal 2002 loss came on the heels of a decline of 25.3% in fiscal 2001, making the past two years the worst period in GFA's 28-year history. However, these negative results should be viewed in the context of the winding down of a technology-led bull market, which in the late 1990s rose more than 20% annually for five years in a row. It's also important to note that the fund's two previous years -- fiscal 1999 (+61.3%) and fiscal 2000 (+53.5%) -- were the best two consecutive years in GFA's history. In long-term investing, it is not unusual to have bad years follow good periods, especially when stock prices reach the levels of overvaluation that they did in 1999 and 2000.

Over longer periods, The Growth Fund of America continued to outpace its competitors and benchmark indexes by a significant margin. The fund's average annual compound returns were +8.2% for five years, +13.1% for 10 years and +15.4% for its lifetime. (See table on facing page.) The fund also surpassed the S&P 500 by a wide margin over the two most recent full market cycles -- that is, from one market high to the next and one market low to the next. (See table on page 12.)

What hurt results

Shortly after GFA's fiscal year opened, the nation was shocked by terrorist attacks on September 11. The stock market plunged, recovered in late autumn and early winter but began sinking again by spring. A drumbeat of negative news about accounting and corporate scandals, turmoil in the Middle East and weak corporate earnings dampened investor optimism. In early August, the market rallied again but ended the fund's fiscal year near a five-year low point.

The current bear market has occurred in two phases. In the first phase, investors sold Internet-related companies that had weak business plans and no earnings. The fund did exceptionally well in fiscal 2000 because we had avoided these stocks and focused on companies with good management and solid business models. In the second phase of the downturn, a broader range of stocks was hurt by the wave of selling. As one of our portfolio counselors put it, "There was nowhere to hide."

In the recent fiscal year, technology, media and telecommunications stocks, once the fund's leaders in the bull market, produced negative results. Many large technology stocks were battered by excess capacity, an inventory glut and bankruptcies of several telecommunications companies. Texas Instruments, a global semiconductor maker and leading producer of digital signal processors used in the telecommunications industry, fell 40.5%. AOL Time Warner, a media and entertainment conglomerate, declined 66.1% because of growing problems at its AOL division.

During the year, the fund continued to sell many technology stocks that we felt were overvalued but bought some when they fell to what we considered to be attractive prices. In addition, the fund purchased shares of Tyco International after its stock price fell sharply. We felt that notwithstanding investigations of accounting practices and the indictment of its chief executive officer Dennis Kozlowski, the company had assembled a valuable collection of businesses that were well run and had generated a lot of cash. The fund still holds the Tyco investment.

What helped results

A number of traditional growth stocks that provide popular consumer products and services helped the fund's results. Starbucks, the coffee retail chain, rose 19.1%. Lowe's, one of America's largest "do-it-yourself" retailers and the fund's second largest holding, climbed 11.2%. Anheuser-Busch, the world's largest beer producer, increased 23.5%. United Parcel Service, the large package delivery company and express carrier, moved up 15.7%.

Cash and equivalent holdings decreased slightly during the year to 13.6% from 16.7% at the beginning of the year. This substantial cash reserve is available if stocks of companies the fund finds attractive reach bargain levels.

Questionable accounting practices

Questionable accounting practices are clearly a problem and one of the causes of the down market, but they are being repaired. On July 31, President Bush signed legislation aimed at curtailing fraud and corruption in corporate America. We believe the Sarbanes-Oxley Act should be good for investors and mutual funds. Auditors will be stricter. As of August 14, chief executive officers of the largest U.S. companies are required to sign off on the accuracy of their companies' statements. Reported corporate earnings likely will be reduced due to the tougher standards, but we believe that implementation of new rules will help cleanse the financial system and be positive for investors and corporations over the long run.

We have always focused on issues of corporate leadership and integrity as we conduct our own thorough investment research. We build a relationship with corporate management of the fund holdings that involves frequent in-person dialogue, including discussions of matters involving shareholders' best interests. We have a long-standing process in place to ensure in-depth consideration of our proxy votes, which we frequently cast against management on particular matters. We are also active through an industry institute in defending investor interests.

The value of experience

[photograph: two cyclists racing along a long path]

It is worth remembering that our fund's portfolio counselors have weathered bear markets before. The six counselors -- who each manage a portion of the fund's assets -- share a total of 168 years of experience among them. The feature story on page 6 tells how this experienced group navigated this difficult market.

While we are disappointed with the returns of the past two years, we recommend that shareholders take a long-term perspective toward their investments. We have added investment professionals to our staff. Our analysts are making more research calls on companies -- not fewer. We believe we have assembled a collection of good companies acquired at attractive prices that are positioned to benefit when the stock market turns around.

Many new investors have joined the fund in the past year, lifting the number of accounts by over a third to more than 3 million. We welcome them and also want to thank our longer term investors for their continuing support.

Cordially,

/s/ James F. Rothenberg
James F. Rothenberg
Chairman of the Board

/s/ James E. Drasdo
James E. Drasdo
President

October 11, 2002



Other share class results unaudited

Class B, Class C, Class F, Class 529 and Class R

Returns for periods ended September 30, 2002 (the most recent calendar quarter):

                                                                         1 year             Life of class

Class B shares
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years
     of purchase                                                        -19.28%               -19.01%1
Not reflecting CDSC                                                     -15.04%               -17.88%1

Class C shares
Reflecting CDSC, maximum of 1%, payable
     only if shares are sold within one year
     of purchase                                                        -15.90%               -19.55%2
Not reflecting CDSC                                                     -15.05%               -19.55%2

Class F shares
Not reflecting annual asset-based fee
     charged by sponsoring firm                                         -14.41%               -18.89%2

Class 529 and Class R shares
Results for Class 529 and Class R shares are not shown because of the brief time between their introductions on February 15, 2002, and May 15, 2002, respectively, and the end of the period.

1Average annual compound return from March 15, 2000, when Class B shares were first sold. 2Average annual compound return from March 15, 2001, when Class C and Class F shares were first sold.


The value of a long-term perspective
[mountain chart]
How a $10,000 investment has grown

                                Lipper   Standard &
            The Growth       Multi-Cap   Poor's 500   Lipper Multi-   Consumer
              Fund of             Core   Composite    Cap Growth      Price Index     Original
Year           America     Funds Index   Index        Funds Index     (inflation)   Investment
1974*            $7,874        $  7,761       $7,749          $ 7,845       $10,893      $10,000
1975             $9,792        $  9,873       $9,776          $ 9,431       $11,830      $10,000
1976            $11,165        $ 11,715      $12,043          $10,765       $12,505      $10,000
1977            $12,377        $ 11,697      $11,835          $11,007       $13,333      $10,000
1978            $20,136        $ 14,369      $13,315         $ 14,823       $14,379      $10,000
1979            $23,595        $ 16,280      $14,881         $ 17,014       $16,078      $10,000
1980            $31,496        $ 20,040      $17,588         $ 22,374       $18,148      $10,000
1981            $35,383        $ 21,228      $18,539         $ 24,287       $20,109      $10,000
1982            $38,595        $ 22,123      $19,134         $ 25,570       $21,285      $10,000
1983            $56,382        $ 32,033      $27,582         $ 38,044       $21,830      $10,000
1984            $56,805        $ 31,782      $29,280         $ 36,701       $22,767      $10,000
1985            $64,493        $ 36,607      $34,616         $ 41,413       $23,529      $10,000
1986            $82,962        $ 48,803      $48,158         $ 55,640       $23,900      $10,000
1987           $109,730        $ 62,610      $64,779         $ 72,149       $24,924      $10,000
1988            $97,962        $ 51,546      $53,241         $ 58,985       $25,926      $10,000
1989           $136,507        $ 69,658      $74,101         $ 83,543       $27,146      $10,000
1990           $123,184        $ 65,613      $70,400         $ 76,088       $28,671      $10,000
1991           $160,815        $ 82,704      $89,300         $101,155       $29,760      $10,000
1992           $168,703        $ 87,795      $96,368         $106,268       $30,697      $10,000
1993           $210,268        $104,956     $110,996       $  133,701       $31,547      $10,000
1994           $222,852        $112,215     $117,057       $  138,309       $32,462      $10,000
1995           $279,811        $132,843     $142,129       $  172,196       $33,312      $10,000
1996           $282,323        $153,447     $168,734       $  192,309       $34,270      $10,000
1997           $391,123        $207,038     $237,282       $  252,795       $35,033      $10,000
1998           $390,174        $204,380     $256,505       $  241,989       $35,599      $10,000
1999           $629,203        $273,501     $358,611       $  359,870       $36,405      $10,000
2000           $965,879        $340,564     $417,104       $  549,013       $37,647      $10,000
2001           $721,756        $263,388     $315,433       $  308,552       $38,671      $10,000
2002           $578,827/1,2/   $217,245     $258,698/3/    $  225,096       $39,368/5/   $10,000

[end mountain chart]


[begin table]

Year ended August 31       1974*        1975         1976         1977         1978         1980
TOTAL VALUE
Dividends reinvested           -         $362         283             -         254          307
Value at year-end(1)       $7,874       9,792        11,165       12,377       20,136       31,496
GFA TOTAL RETURN           (21.3)       24.4         14.0         10.9         62.7         33.5


Year ended August 31       1981         1982         1983         1984         1985         1987
TOTAL VALUE
Dividends reinvested       546          1,673        2,290        1,643        1,249        1,354
Value at year-end(1)       35,383       38,595       56,382       56,805       64,493       109,730
GFA TOTAL RETURN           12.3         9.1          46.1         0.8          13.5         32.3


Year ended August 31       1988         1989         1990         1991         1992         1994
TOTAL VALUE
Dividends reinvested       1,502        1,743        3,611        3,208        2,510        929
Value at year-end(1)       97,962       136,507      123,184      160,815      168,703      222,852
GFA TOTAL RETURN           (10.7)       39.3         (9.8)        30.5         4.9          6.0


Year ended August 31       1995         1996         1997         1998         1999         2000
TOTAL VALUE
Dividends reinvested       1,372        2,452        2,019        2,525        1,956        1,081
Value at year-end(1)       279,811      282,323      391,123      390,174      629,203      965,879
GFA TOTAL RETURN           25.6         0.9          38.5         (0.2)        61.3         53.5

Year ended August 31       2001         2002
TOTAL VALUE
Dividends reinvested       3,900        1,400
Value at year-end (1)      721,756      578,827
GFA TOTAL RETURN           (25.3)       (19.8)

Average annual compound return for 28-3/4 years     15.2/1,2/

Average annual compound returns
(based on a $1,000 investment with all distributions reinvested)

Class A shares* (reflecting 5.75% maximum sales charge)

                                              Periods ended

                                                       9/30/02
                                                   (the most recent
                                  8/31/02          calendar quarter)

One year                         -24.43%               -19.28%
Five years                        +6.88%                +4.24%
Ten years                        +12.45%               +11.48%

*Results for other share classes can be found on page 3.



#For the period December 1, 1973 (when Capital Research and Management Company became the fund's investment adviser) through August 31, 1974.

  Past results are not predictive of future results. These indexes are unmanaged and do not reflect sales charges, commissions or expenses. No adjustments have been made for income or capital gain taxes.

1These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum initial sales charge was 8.5% prior to July 1, 1988. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. Results shown do not take into account income or capital gain taxes.
2Includes reinvested dividends of $42,604 and reinvested capital gain distributions of $369,777.
3Includes reinvested dividends of $64,161.
4Includes reinvested dividends.
5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[end mountain chart]


How experience has helped steer your fund through difficult markets

[photographs: (!) close-up of two cyclists head-to-head in a race; close-up of compass; winding country road]

Since he joined Capital Research and Management Company in 1971, Gordon Crawford has endured seven bear markets. Each one was different and all were painful, he says. The veteran portfolio counselor for The Growth Fund of America (GFA) moves to a wall in his office and removes a yellowed newspaper clipping encased in a glass frame. "September 13, 1974," he says. "On that day, there were 661 new lows on the New York Stock Exchange and zero new highs." It was one of the low points in that severely depressed market, which finally bottomed in December of that year.

In 1974, Gordy was following the insurance, entertainment and media industries as an analyst for Capital Research, adviser to GFA and the other American Funds. He later became one of six individuals who manage portions of your fund's portfolio. Through it all, he's learned something about how best to weather difficult stock market conditions.

Gordy isn't alone. The wealth of long-term experience the fund's portfolio counselors bring to the fund has had a profound impact on how the fund addressed the technology-led bull market of the late 1990s, how it maneuvered through the bursting of the bubble in 2000 and how it is approaching today's continuing volatile stock market conditions. Each of the six brings a unique perspective to the fund and has endured a variety of market environments. Like Gordy, Jim Rothenberg and Mike Shanahan were with Capital during the prolonged 1973-74 bear market. Jim Drasdo was a senior investment officer for a large Los Angeles bank during that time and joined Capital Research in 1977. The two "newer" portfolio counselors -- Don O'Neal and Mike Kerr -- have each been with Capital Research for 17 years and thus experienced the market declines of 1987 and 1990.

"Most of us got our training in a bear market, covering industries that were battered," Jim Drasdo says. "It was trial by fire. This is crucial as we navigate this difficult market. We're not going to panic and sell out at the bottom -- one of the classic mistakes even some professional investors make."

The Growth Fund of America has also been through many market cycles. GFA joined the American Funds family on December 1, 1973, amid the Watergate scandal, oil shocks, rising inflation and soaring interest rates. In the 29 years since, the fund has experienced many ups and downs on its way to a lifetime average annual compound return of 15.4%, more than three percentage points better than the S&P
500. The fund's approach has been largely unchanged during that period -- relying on our own research to find companies with solid growth opportunities without getting caught up in fads or chasing unreasonable prices.

Not all investment decisions have been the right ones, of course, but one measure of the fund's consistency is its returns for every 10-year period since 1974. If you had held GFA through any one of those 10-year periods, you would have experienced compound annual returns ranging from 13.0% in the weakest one to 24.4% in the strongest. (See table below.)

Investing with the bulls and bears

The bull market that ended in March 2000 finally drew the curtain on an almost continuous uptrend that, except for relatively brief bear-market periods, actually began in 1982. The S&P 500 rose more than eleven-fold between 1982 and 2000, nearly three times the magnitude of its rise during the gilded era of the 1920s. During five consecutive years -- 1995, 1996, 1997, 1998 and 1999 -- the S&P 500 rose 20% or more annually, an increase unprecedented in market history.

To understand how GFA approaches investing in both bull and bear markets, it's worth looking at its flexible growth strategy. The fund's investment managers aren't limited to any sector or type of stock. They may invest in traditional growth stocks, companies with a history of strong earnings growth; turnaround situations, companies that have suffered temporary setbacks and are poised for possible long-term growth; and cyclical stocks, companies whose earnings rise and fall with the general economy. Portfolio counselors and analysts can invest up to 15% of the fund's assets in companies outside the United States.

Part of managing the fund over a long period of time is pursuing a consistent strategy through both up and down markets. During some years of the 1990s bull market -- fiscal years 1996, 1997 and 1998 -- GFA lagged the S&P 500. "We followed our guiding principles of investing in the best companies and in those with conservative accounting," says Jim Drasdo. "Our analysts went out to kick the tires and see what made these Internet companies go. We found very few with any real earnings or prospects of earnings. That led us away from some of the fastest horses but it served us well in the downdraft in 2000."

[Begin Sidebar]
GFA's consistency of long-term results

One measure of GFA's consistency is its returns for every 10-year period since 1974. Here are annualized returns for each 10-year period in the fund's lifetime:

[bar chart]
Year        10-year annualized returns (%)
1974-1984   21.8
1975-1985   20.7
1976-1986   22.2
1977-1987   24.4   Best
1978-1988   17.1
1979-1989   19.2
1980-1990   14.6
1981-1991   16.3
1982-1992   15.9
1983-1993   14.1
1984-1994   14.6
1985-1995   15.8
1986-1996   13.0   Worst
1987-1997   13.6
1988-1998   14.8
1989-1999   16.5
1990-2000   22.9
1991-2001   16.2   Median
1992-2002   13.1

[end chart]


[End Sidebar]

[Begin Sidebar]
Everything old is new again

[photograph: cyclists racing along country road]

A look back at stock market history tells us that stock market bubbles, accounting scandals and corporate malfeasance have at times gone hand in hand.

Consider the 1930s. Corporate misconduct was among the hallmarks of the years following the bull market of the 1920s and the crash of 1929. One accounting trick of that era was to create elaborate webs of holding companies, each helping to hide the others' financial weaknesses, an approach that bears some resemblance to Enron's off-balance-sheet partnerships. One of the biggest shocks of the 1930s was the collapse of a vast, formerly high-flying company called Middle West Utilities, run by energy magnate and financier Samuel Insull. The excesses of that period led to the creation of the Securities and Exchange Commission. While the market decline from the peak in 1929 was severe, returns measured from the early 1930s into the future were attractive.

Another bubble arose in the late 1960s and burst in the early 1970s, when a number of the highest flying stocks of the time collapsed. They included National Student Marketing, a conglomerate that focused on selling products to college students; Four Seasons Nursing Centers of America, a nursing home chain; and Equity Funding of America, an insurance company. Questionable accounting and over-hyped public relations led to the downfall of National Student Marketing when the economy foundered and the general market fell. Four Seasons Nursing Centers executives were indicted for reporting earnings based on sales of nursing homes that had never actually occurred. Equity Funding created 64,000 phony insurance policies with a face value of $2 billion and $25 million in counterfeit corporate bonds. There was also the matter of $100 million in missing assets. A security analyst exposed the scam, and three auditors who didn't report evidence of the fraud received two-year prison terms.

One significant outcome of this activity was the creation of the Financial Accounting Standards Board, a private sector group established to set accounting standards for the profession.

Sound familiar?
[End Sidebar]

[Begin Pull Quote]
"We have a collection of good companies purchased at reasonable valuations based on historic comparisons," says Jim Drasdo. "When the market does turn, we hope to be very well positioned."
[End Pull Quote]

[photograph: close-up of cyclists pedaling]

Surviving the bursting of the bubble

The fund's careful approach of avoiding fads and refraining from chasing too many high-flying stocks helped it survive the market storm of fiscal year 2000. The current bear market began with a decline in technology stocks that started in March 2000. From March 10 through May 23, 2000, the technology-heavy Nasdaq fell 37%. GFA fared relatively well during that period because it had avoided the pure dot-com stocks, focusing instead on companies that build infrastructure for and provide services to the Internet. It was also well diversified, holding large positions in pharmaceutical, financial services and media companies. During the first part of the decline, the fund moved out of a large portion of its technology holdings. Moreover, meaningful cash reserves helped cushion the fund from the full impact of the market decline. "The fund made many changes," says Jim Drasdo, "but we also worked hard to identify and retain those holdings where the long-term value of the companies was still apparent."

For its fiscal year ended August 31, 2000, the fund produced a total return of 53.5% compared with the 16.3% return of the S&P 500. That followed a total return of 61.3% in fiscal 1999. Morningstar Inc., a company that monitors mutual fund performance, said in a report to subscribers: "Management deserves kudos for steering clear of many of the speculative growth names that have imploded. That ... results from a disciplined research process that places emphasis on a company's financial health, as well as stock valuation."

A tougher period was to follow in fiscal 2001 and 2002 as investor doubts about the market spread, corporate earnings faltered and corporate accounting practices came increasingly under fire. Even the stocks of many solid companies were dragged down with the rest. For fiscal 2001, the fund reported a decline of 25.3%, reflecting the general collapse of technology, media and telecommunications stocks more or less in line with GFA's benchmarks. The S&P 500 declined 24.4% and the Lipper Growth Funds Index tumbled 33.3%. (The technology-laden Nasdaq fell a much steeper 57.1%.)

[Begin Sidebar]
A wealth of experience

The Growth Fund of America currently has six portfolio counselors who bring together 168 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision makers for the fund:

                                                 Years of
                                                investment
Portfolio counselor                             experience

R. Michael Shanahan                                 38
James F. Rothenberg                                 32
Gordon Crawford                                     31
James E. Drasdo                                     31
Michael T. Kerr                                     19
Donald D. O'Neal                                    17
[End Sidebar]

In fiscal 2002, the market decline spread from technology, media and telecommunications into financial services, specialty retail, pharmaceutical stocks and even defense-aerospace stocks. "There was nowhere to hide," Gordy says.

How the fund invests in today's difficult market

Where is GFA today? "We have a collection of good companies purchased at reasonable valuations based on historic comparisons," says Jim Drasdo. "When the market does turn, we hope to be very well positioned."

The fund "is focused on risk as well as return," says Mike Shanahan. As of August 31, 2002, the fund was invested in the stocks of 217 companies. The fund has positions in more than 35 industries ranging from media and semiconductors to beverages and health care products.

Realistic expectations for technology stocks

[photograph: close-up of cyclists racing]

Analysts and portfolio counselors don't believe the 1990s technology boom can happen again. "We think technology will be an important force in the next 20 years," Gordy says. "But we're not going to see the technology business grow 25% a year compounded. Those days are over."

[Begin Sidebar]
The GFA difference in full market cycles

[photograph: speed blurred country road]

A good test of a fund's consistency is how it does over a full cycle -- that is, from one market high to the next or one market low to the next. Here are total returns for GFA and the S&P 500 over the two most recent market cycles:


                              High-to-high                        Low-to-low
                            7/17/98 - 3/24/00                 8/31/98 - 10/09/02

GFA                              +92.1%                             +30.8%
S&P 500                          +31.6%                             -14.3%
[End Sidebar]

Nevertheless, some of the estimated 2,000 publicly held technology companies listed on exchanges will play a major role in economic growth in the years ahead. Consequently, the fund has a strong technology research team with members stationed in Capital Research offices around the world. "We are focusing on technology companies that appear to have attractive growth prospects and trade at reasonable valuations," says Jim Rothenberg, chairman of the fund.

Going beyond the numbers

Reports of questionable accounting practices, earnings restatements and even outright fraud at a number of major corporations have rattled investors all year. In this environment, the fund's in-depth research effort takes on even greater importance.

Don O'Neal, a portfolio counselor for the fund, says GFA's analysts will continue to go beyond the financial numbers to construct a picture of a company's health. "We meet with management and ask about fundamentals, strategy, outlook and industry position. We also combine information from many experts and sources inside and outside a company. That includes talking with competitors, suppliers, banks and lenders to get a full picture."

The fund's analysts view financial statements not as the final word but as a reality check against what they see and hear elsewhere. They want to understand how a company makes money and then see if the financial numbers meet that understanding -- not the other way around.

"In the aftermath of past bubbles, reforms led to stronger markets," Jim Drasdo says. If investors' trust is restored, that will go a long way toward setting the stage for stock market growth.

Looking at full market cycles

Taking a somewhat broader look at recent years' events in the stock market, GFA's professionals find it beneficial to measure the fund's results over full market cycles, the latest one being from the U.S. market low on August 31, 1998, to the most recent low on October 9. In that period, GFA produced a total return of +30.8%. That's quite a contrast with the S&P 500's -14.3% for the same period.*

*There have been times when the fund has lagged the index.

 "We certainly wouldn't want our shareholders to expect that kind of margin in every market cycle," says Mike Shanahan, "and we think investor expectations for market growth going forward need to be scaled down." Whatever the environment, however, the fund's experienced counselors and analysts remain firmly committed to the long-term, research-based focus that has worked for the fund in the past.

[Begin Pull Quote]
"In the aftermath of past bubbles, reforms led to stronger markets," Jim Drasdo says. If investors' trust is restored, that will go a long way toward setting the stage for stock market growth.
[End Pull Quote]

[photographs: "winding road" road sign; cyclists racing]


The Growth Fund of America
Investment portfolio, August 31, 2002



                                                                                            Shares               Market
                                                                                      or principal                value
Equity securities (common and preferred stocks and convertible debentures)                 amount                 (000)

MEDIA  -  8.96%
AOL Time Warner Inc.  (1)                                                               96,056,000           $1,215,108
Viacom Inc., Class B, nonvoting  (1)                                                    21,589,400              878,689
Viacom Inc., Class A  (1)                                                                1,879,400               76,492
Comcast Corp., Class A, special stock, nonvoting  (1)                                   14,600,000              347,918
News Corp. Ltd. (ADR) (Australia)                                                        6,650,000              142,975
News Corp. Ltd., preferred (ADR)                                                         6,755,399              123,624
Fox Entertainment Group, Inc., Class A  (1)                                              8,720,000              194,718
Clear Channel Communications, Inc.  (1)                                                  5,200,000              177,736
TMP Worldwide Inc.  (1)                                                                  5,300,000               57,876
Univision Communications Inc., Class A  (1)                                                600,000               13,980
Cablevision Systems Corp. - New York Group, Class A  (1)                                   525,000                5,003
United Pan-Europe Communications NV, Class A (Netherlands) (1)                           7,475,000                  660
Adelphia Communications Corp., Class A  (1) (2)                                          8,177,100                   82


PHARMACEUTICALS  -  8.23%
Eli Lilly and Co.                                                                       14,704,400              853,591
Forest Laboratories, Inc.  (1)                                                           8,405,000              613,565
AstraZeneca PLC (Sweden)                                                                 7,890,000              226,328
AstraZeneca PLC (United Kingdom)                                                         3,250,000               91,647
AstraZeneca PLC (ADR)                                                                    2,705,000               78,851
Sanofi-Synthelabo (France)                                                               3,480,000              208,716
Pharmacia Corp.                                                                          4,448,643              194,406
Novartis AG (Switzerland)                                                                3,775,000              153,316
Novartis AG (ADR)                                                                        1,012,643               40,961
Allergan, Inc.                                                                           2,370,000              139,166
Johnson & Johnson                                                                        2,000,000              108,620
Andrx Group  (1)                                                                         2,720,000               66,994
Wyeth (formerly American Home Products Corp.)                                            1,325,000               56,710
King Pharmaceuticals, Inc.  (1)                                                          2,000,000               42,620
Scios Inc.  (1)                                                                          1,500,000               36,090
Elan Corp., PLC (ADR) (Ireland) (1)                                                     11,580,700               34,626
Pfizer Inc                                                                                 400,000               13,232
Sepracor Inc.  (1)                                                                       1,700,000                9,469
Guilford Pharmaceuticals, Inc.  (1)                                                        332,200                1,306


INSURANCE  -  7.44%
Berkshire Hathaway Inc., Class A  (1)                                                       12,250              894,250
American International Group, Inc.                                                      13,840,000              869,152
XL Capital Ltd., Class A                                                                 4,785,000              352,224
Progressive Corp.                                                                        4,700,000              252,625
Manulife Financial Corp. (Canada)                                                        6,500,000              150,215
Aon Corp.                                                                                3,641,900               71,964
Protective Life Corp.                                                                    1,500,000               49,275
Marsh & McLennan Companies, Inc.                                                           962,200               46,811


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  6.92%
Texas Instruments Inc.                                                                  23,977,800              472,363
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) (1)                               282,700,000              413,202
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (1)                                      825,000                6,740
Applied Materials, Inc.  (1)                                                            16,500,000              220,440
KLA-Tencor Corp.  (1)                                                                    5,695,000              187,195
Analog Devices, Inc.  (1)                                                                7,431,666              179,103
Maxim Integrated Products, Inc.  (1)                                                     5,380,000              170,062
Linear Technology Corp.                                                                  6,040,000              158,369
Xilinx, Inc.  (1)                                                                        7,625,000              147,315
Altera Corp.  (1)                                                                       10,990,000              117,703
Samsung Electronics Co., Ltd. (South Korea)                                                407,000              113,027
Cypress Semiconductor Corp.  (1)                                                         6,150,000               64,760
Applied Micro Circuits Corp.  (1)                                                       14,500,000               55,825
LSI Logic Corp.  (1)                                                                     7,000,000               51,310
National Semiconductor Corp.  (1)                                                        2,800,000               44,772
PMC-Sierra, Inc.  (1)                                                                    5,300,000               37,100
Agere Systems Inc., Class A  (1)                                                        22,166,247               35,244
Teradyne, Inc. (1)                                                                       1,800,000               22,770


OIL & GAS  -  5.67%
LUKoil Holding (ADR) (Russia)                                                            3,750,000              238,688
Suncor Energy Inc. (Canada)                                                             13,151,582              237,669
Apache Corp.                                                                             3,600,000              198,216
EOG Resources, Inc.                                                                      5,050,000              175,942
BG Group PLC (United Kingdom)                                                           37,200,000              155,163
Ocean Energy, Inc.                                                                       7,140,800              149,671
Nexen Inc. (Canada)                                                                      5,643,100              142,554
Norsk Hydro AS (ADR) (Norway)                                                            3,036,000              129,030
Shell Canada Ltd. (Canada)                                                               2,980,000               95,176
Noble Energy, Inc.                                                                       2,850,800               95,074
Pogo Producing Co.                                                                       2,644,400               86,869
Petro-Canada (Canada)                                                                    2,650,000               78,358
Imperial Oil Ltd. (Canada)                                                               2,522,651               71,354
Surgutneftegas (ADR) (Russia)                                                            3,677,600               63,622
Canadian Natural Resources, Ltd. (Canada)                                                1,600,000               53,104
Devon Energy Corp.                                                                         833,100               39,156
Murphy Oil Corp.                                                                           439,000               37,600


SPECIALTY RETAIL  -  5.55%
Lowe's Companies, Inc.                                                                  25,663,200            1,061,943
Limited Brands, Inc. (formerly Limited Inc.)                                            17,500,000              267,575
Office Depot, Inc.  (1)                                                                 14,031,900              181,292
Michaels Stores, Inc.  (1)                                                               3,200,000              148,768
Staples, Inc.  (1)                                                                       9,500,000              132,050
CDW Computer Centers, Inc.  (1)                                                          1,750,000               75,110
Payless ShoeSource, Inc.  (1)                                                            1,100,000               58,190
United Rentals, Inc.  (1)                                                                3,000,000               46,350
Circuit City Stores, Inc. - Circuit City Group                                           2,300,000               32,062


SOFTWARE  -  3.20%
Microsoft Corp.  (1)                                                                     9,450,000              463,806
Oracle Corp.  (1)                                                                       27,325,000              262,047
Cadence Design Systems, Inc.  (1)                                                       12,400,000              167,028
PeopleSoft, Inc.  (1)                                                                    5,900,000               94,872
Intuit Inc.  (1)                                                                         1,650,000               73,639
National Instruments Corp.  (1)                                                          1,500,000               42,525
Novell, Inc.  (1)                                                                        9,700,000               25,220
Macromedia, Inc.  (1)                                                                    1,700,000               11,628
BEA Systems, Inc.  (1)                                                                   1,600,000                9,776
BMC Software, Inc.  (1)                                                                    300,000                4,170


WIRELESS TELECOMMUNICATION SERVICES  -  2.75%
AT&T Wireless Services, Inc.  (1)                                                       64,800,000              320,112
Nextel Communications, Inc., Class A  (1)                                               28,400,000              216,124
Nextel Communications, Inc., Series D, 13.00% exchangeable preferred 2009  (1)  (           69,094               44,220
Nextel Communications, Inc. 5.25% convertible senior notes 2010                         48,000,000               30,720
KDDI Corp. (Japan)                                                                          45,000              129,720
NTT DoCoMo, Inc. (Japan)                                                                    45,000               95,583
Sprint Corp. - PCS Group, Series 1  (1)                                                 22,000,000               87,120
Vodafone Group PLC (ADR) (United Kingdom)                                                2,200,000               35,178
Vodafone Group PLC                                                                      16,290,000               26,094
Crown Castle International Corp.  (1)                                                    3,100,000                7,130


TOBACCO  -  2.51%
Philip Morris Companies Inc.                                                            16,560,000              828,000
Gallaher Group PLC (United Kingdom)                                                      3,803,600               38,853
R.J. Reynolds Tobacco Holdings, Inc.                                                       641,666               37,756


DIVERSIFIED FINANCIALS  -  2.48%
Fannie Mae                                                                               5,023,200              380,658
Capital One Financial Corp.                                                              7,000,000              249,690
CIT Group Inc.  (1)                                                                      5,000,000              108,750
SLM Corp. (formerly USA Education Inc.)                                                  1,000,000               91,650
Household International, Inc.                                                            1,800,000               64,998


COMMERCIAL SERVICES & SUPPLIES  -  2.44%
Sabre Holdings Corp., Class A  (1)                                                       5,561,911              149,671
Paychex, Inc.                                                                            5,400,000              126,360
Automatic Data Processing, Inc.                                                          3,222,800              121,725
Waste Management, Inc.                                                                   3,150,000               80,105
Robert Half International Inc.  (1)                                                      4,610,000               79,845
Ceridian Corp.  (1)                                                                      4,740,900               76,186
Allied Waste Industries, Inc.  (1)                                                       8,000,000               69,680
Concord EFS, Inc.  (1)                                                                   3,000,000               61,231
Cendant Corp.  (1)                                                                       3,000,000               42,930
MPS Group, Inc.  (1)                                                                     4,850,000               25,947
Avery Dennison Corp.                                                                       400,000               25,248
ServiceMaster Co.                                                                        2,000,000               22,240


HEALTH CARE PROVIDERS & SERVICES  -  2.21%
HCA Inc.                                                                                 7,000,000              325,850
Cardinal Health, Inc.                                                                    3,734,300              242,132
Lincare Holdings Inc.  (1)                                                               2,575,000               82,529
Universal Health Services, Inc., Class B  (1)                                            1,400,000               64,008
Anthem, Inc.  (1)                                                                          752,400               47,484
WellPoint Health Networks Inc.  (1)                                                        490,200               36,456


HOTELS, RESTAURANTS & LEISURE  -  1.96%
Starbucks Corp.  (1)                                                                    18,700,000              375,870
Carnival Corp.                                                                           7,300,000              178,631
Mandalay Resort Group  (1)                                                               2,450,000               73,745
Fairmont Hotels & Resorts Inc. (Canada)                                                  1,825,000               44,074
MGM Mirage, Inc.   (1)                                                                   1,000,000               35,490


AEROSPACE & DEFENSE  -  1.93%
Lockheed Martin Corp.                                                                    3,550,000              224,786
Northrop Grumman Corp.                                                                   1,500,000              184,200
General Dynamics Corp.                                                                   2,150,000              169,076
Bombardier Inc., Class B (Canada)                                                       27,985,700              120,372


INDUSTRIAL CONGLOMERATES  -  1.82%
Tyco International Ltd.                                                                 23,925,000              375,383
General Electric Co.                                                                     9,290,000              280,094


DIVERSIFIED TELECOMMUNICATION SERVICES  -  1.76%
AT&T Corp.                                                                              32,825,000              401,121
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                                    5,300,000              157,039
Sprint Corp. - FON Group, Series 1                                                       5,000,000               58,000
KT Corp. (ADR) (South Korea)                                                               450,000               10,219
Broadview Networks Holdings, Inc., Series E, convertible preferred  (1) (2) (4)          1,588,972                5,101
Broadview Networks Holdings, Inc., Series E, warrants, expire 2012  (1) (2) (4)            730,928                2,339
Telewest Communications PLC (United Kingdom) (1)                                        50,000,000                1,068
NTL Inc.  (1)                                                                           11,000,000                  198


AIRLINES  -  1.60%
Southwest Airlines Co.                                                                  27,987,477              397,702
Ryanair Holdings PLC (ADR) (Ireland) (1)                                                 4,447,500              145,478
Continental Airlines, Inc., Class B  (1)                                                 3,170,000               32,239
SkyWest, Inc.                                                                              269,600                4,202


BEVERAGES  -  1.54%
Coca-Cola Co.                                                                            4,930,000              251,430
Anheuser-Busch Companies, Inc.                                                           2,920,000              155,227
PepsiCo, Inc.                                                                            2,250,000               88,987
Adolph Coors Co., Class B                                                                1,010,000               60,651


BIOTECHNOLOGY  -  1.51%
Genentech, Inc.  (1)                                                                     6,000,000              196,740
Amgen Inc.  (1)                                                                          2,100,000               94,563
Gilead Sciences, Inc.  (1)                                                               2,150,000               68,972
Amylin Pharmaceuticals, Inc.  (1)                                                        3,935,500               47,478
IDEXX Laboratories, Inc.  (1)                                                            1,550,000               45,089
Affymetrix, Inc.  (1)  (4)                                                               2,000,000               36,020
OSI Pharmaceuticals, Inc.  (1)                                                           1,500,000               23,520
ICOS Corp.  (1)                                                                            725,000               17,603
Cell Therapeutics, Inc.  (1)                                                             1,445,000                7,586
ILEX Oncology, Inc.  (1)                                                                 1,085,800                6,450


ENERGY EQUIPMENT & SERVICES  -  1.45%
Schlumberger Ltd.                                                                        5,880,000              254,075
Baker Hughes Inc.                                                                        4,900,000              134,750
Halliburton Co.                                                                          5,000,000               76,000
BJ Services Co.  (1)                                                                     1,600,000               48,800
Nabors Industries Ltd. (formerly Nabors Industries, Inc.)  (1)                             325,000               10,731


INTERNET & CATALOG RETAIL  -  1.43%
USA Interactive (formerly USA Networks, Inc.)  (1)                                      17,550,000              375,921
eBay Inc.  (1)                                                                           2,497,300              141,322


COMPUTERS & PERIPHERALS  -  1.20%
International Business Machines Corp.                                                    2,000,000              150,760
Lexmark International, Inc., Class A  (1)                                                2,000,000               94,400
Fujitsu Ltd. (Japan)                                                                    14,400,000               77,680
Sun Microsystems, Inc.  (1)                                                             17,300,000               63,837
Dell Computer Corp.  (1)                                                                 1,763,600               46,947


COMMUNICATIONS EQUIPMENT  -  1.11%
Cisco Systems, Inc.  (1)                                                                14,380,000              198,732
Nokia Corp. (ADR) (Finland)                                                             12,800,000              170,112
Motorola, Inc.                                                                           1,276,500               15,318
Corning Inc.  (1)                                                                        6,072,400               12,145
Nortel Networks Corp. (Canada) (1)                                                       3,800,000                3,990
Nexsi Systems Corp., Series C, convertible preferred  (1) (2) (4)                        1,439,084                   14


BANKS  -  1.10%
Bank of New York Co., Inc.                                                               9,075,000              318,986
Mizuho Holdings, Inc. (Japan)                                                               32,000               68,510
Kookmin Bank (South Korea)                                                                 175,000                8,252


MULTILINE RETAIL  -  1.01%
Target Corp.                                                                            10,719,100              366,593
Wal-Mart de Mexico, SA de CV, Series V                                                     512,700                1,380
Wal-Mart de Mexico, SA de CV, Series C                                                       5,788                   14


AIR FREIGHT & LOGISTICS  -  0.88%
FedEx Corp.                                                                              4,700,000              222,545
United Parcel Service, Inc., Class B                                                     1,503,300               96,076


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.74%
Flextronics International Ltd. (Singapore) (1)                                           9,923,600               93,976
Hirose Electric Co., Ltd. (Japan)                                                          840,000               63,722
Solectron Corp.  (1)                                                                     9,884,000               36,768
Jabil Circuit, Inc.  (1)                                                                 1,920,000               35,923
Hon Hai Precision Industry Co., Ltd. (Taiwan)                                            4,600,000               17,516
Celestica Inc. (Canada) (1)                                                                550,000               12,634
Samsung Electro-Mechanics Co., Ltd. (South Korea)                                          130,000                6,272


INTERNET SOFTWARE & SERVICES  -  0.62%
Yahoo! Inc.  (1)                                                                        10,500,000              108,045
VeriSign, Inc.  (1)                                                                     10,903,200               78,285
PayPal, Inc.  (1)                                                                        1,350,000               29,457
ProAct Technologies Corp., Series C, convertible preferred  (1) (2) (4)                  6,500,000                4,298
Homestore, Inc. (formerly Homestore.com, Inc.)  (1)                                      4,100,000                2,378


FOOD PRODUCTS  -  0.56%
Unilever NV (New York registered) (Netherlands)                                          1,700,000              100,589
Kerry Group PLC, Class A (Ireland)                                                       5,500,000               82,858
General Mills, Inc.                                                                        425,000               17,888


FOOD & DRUG RETAILING  -  0.53%
Walgreen Co.                                                                             5,100,000              177,225
Whole Foods Market, Inc.  (1)                                                              300,000               13,398


HEALTH CARE EQUIPMENT & SUPPLIES  -  0.51%
Applera Corp. - Applied Biosystems Group                                                 7,000,000              138,670
Applera Corp. - Celera Genomics Group  (1)                                                 528,800                4,997
Becton, Dickinson and Co.                                                                1,000,000               30,530
Guidant Corp.  (1)                                                                         300,000               11,040


METALS & MINING  -  0.50%
Rio Tinto PLC (United Kingdom)                                                           4,000,000               70,204
BHP Billiton Ltd. (Australia)                                                           12,266,661               61,484
Arch Coal, Inc.                                                                          2,600,000               47,580


CHEMICALS  -  0.41%
Monsanto Co.                                                                             3,769,142               69,239
Dow Chemical Co.                                                                         1,986,500               60,032
Millennium Chemicals Inc.                                                                1,425,000               18,953


ROAD & RAIL  -  0.31%
Burlington Northern Santa Fe Corp.                                                       3,950,000              113,602


OTHER INDUSTRIES -  1.12%
El Paso Corp.                                                                            5,150,000               87,087
Deere & Co.                                                                              1,525,000               70,028
Sony Corp. (Japan)                                                                       1,600,000               69,724
Questar Corp.                                                                            2,475,000               61,726
Sealed Air Corp.  (1)                                                                    3,130,000               48,484
Estee Lauder Companies Inc., Class A                                                     1,200,000               35,940
Edison International  (1)                                                                2,548,100               30,526
Polo Ralph Lauren Corp., Class A  (1)                                                      300,000                6,498


Miscellaneous  -  2.10%
Other equity securities in initial period of acquisition                                                        761,226

Total equity securities (cost: $35,457,684,000)                                                              31,079,606


                                                                                         Principal               Market
                                                                                            amount                value
Fixed-income                                                                                 (000)                (000)
MEDIA -  0.37%
AOL Time Warner Inc.:
!5.625% 2005                                                                                $4,360               $4,077
!6.125% 2006                                                                                15,000               14,107
!6.75% 2011                                                                                 56,500               51,377
!6.875% 2012                                                                                40,750               36,713
Time Warner Companies, Inc. 9.125% 2013                                                     26,720               25,905

Total fixed-income (cost: $118,783,000)                                                                         132,179


                                                                                         Principal               Market
                                                                                            amount                value
Short-term securities                                                                        (000)                (000)

Federal agency discount notes  -  7.56%
Fannie Mae 1.625%-2.115% due 9/3/2002-1/15/2003                                         $1,274,857           $1,272,095
Freddie Mac 1.63%-2.03% due 9/5-11/27/2002                                                 798,858              797,232
Federal Home Loan Banks 1.62%-1.79% due 9/13-12/20/2002                                    572,999              571,477
Sallie Mae 1.711% due 12/19/2002 (5)                                                        50,000               50,000
Tennessee Valley Authority 1.63%-1.65% due 9/20-10/10/2002                                  38,400               38,342
                                                                                                 0
Corporate short-term notes  -  4.87%                                                             0
Procter & Gamble Co. 1.72%-1.74% due 9/24-10/21/2002 (4)                                   111,100              110,917
Corporate Asset Funding Co. Inc. 1.74%-1.80% due 9/6-9/23/2002 (4)                         105,000              104,940
Gannett Co. 1.72%-1.75% due 9/10-9/18/2002 (4)                                             100,000               99,940
American Express Credit Corp. 1.70%-1.75% due 9/10-10/22/2002                              100,000               99,851
Pfizer Inc 1.69%-1.71% due 9/25-10/4/2002 (4)                                              100,000               99,848
Abbott Laboratories 1.67%-1.70% due 9/25-10/25/2002 (4)                                    100,000               99,816
Wells Fargo & Co. 1.70%-1.72% due 9/19-10/18/2002                                          100,000               99,795
Wal-Mart Stores, Inc. 1.73% due 9/16-9/24/2002 (4)                                          90,000               89,914
ChevronTexaco Corp. 1.75% due 9/23-9/24/2002                                                75,000               74,915
New Center Asset Trust 1.74%-1.78% due 10/3-10/22/2002                                      75,000               74,851
Household Finance Corp. 1.72%-1.75% due 9/9-10/1/2002                                       73,600               73,534
Schlumberger Technology Corp. 1.72%-1.79% due 9/3-9/30/2002 (4)                             70,000               69,956
Triple-A One Funding Corp. 1.71%-1.73% due 9/9-10/11/2002 (4)                               65,495               65,411
Executive Jet Inc. 1.70% due 10/2-10/3/2002 (4)                                             60,000               59,908
FCAR Owner Trust 1.73% due 9/13-9/20/2002                                                   50,000               49,960
Emerson Electric Co. 1.69%-1.74% due 9/6-10/24/2002 (4)                                     50,000               49,951
SBC International Inc. 1.70%-1.73% due 9/19-10/2/2002 (4)                                   50,000               49,947
AIG Funding Inc. 1.72%-1.74% due 9/23-10/7/2002                                             50,000               49,928
Edison Asset Securitization LLC 1.72%-1.79% due 10/1-10/25/2002 (4)                         50,000               49,900
General Dynamics Corp. 1.71%-1.75% due 9/26-11/4/2002 (4)                                   49,995               49,879
Archer Daniels Midland Co. 1.74%-1.75% due 9/24-11/13/2002 (4)                              50,000               49,849
Motiva Enterprises LLC 1.72%-1.74% due 9/9-9/17/2002                                        49,500               49,469
Merck & Co., Inc. 1.70%-1.71% due 9/12-9/20/2002                                            40,000               39,968
Harvard University 1.69%-1.74% due 9/19-10/18/2002                                          35,000               34,948
Medtronic, Inc. 1.70%-1.75% due 10/21-10/31/2002 (4)                                        30,000               29,920
Private Export Funding Corp. 1.85% due 12/11/2002 (4)                                       30,000               29,850
                                                                                                 0
                                                                                                 0
U.S. Treasuries  -  1.26%                                                                        0
U.S. Treasury Bills 1.615%-1.793% due 9/5-12/19/2002                                       457,800              456,474
                                                                                                 0
Total short-term securities (cost: $4,942,736,000)                                               0            4,942,785
                                                                                                 0
Total investment securities (cost: $40,519,203,000)                                                          36,154,570

New Taiwanese Dollar (cost: $1,379,000)                                                  NT$46,263                1,355

Excess of payables over cash and receivables                                                                    (43,833)

Net assets                                                                                                  $36,112,092

(1) Non-income-producing security.
(2) Valued under procedures adopted by authority of the Board of Directors.
(3) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(4) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(5) Coupon rate may change periodically.

ADR = American Depositary Receipts

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditor's Report.

See Notes to Financial Statements


The Growth Fund of America
Financial statements

Statement of assets and liabilities
at August 31, 2002 (dollars and shares in thousands, except per-share amounts)

Assets:
 Investment securities at market
  (cost: $40,519,203)                                                                                           $36,154,570
 Cash denominated in non-U.S. currencies
  (cost: $1,379)                                                                                                      1,355
 Cash                                                                                                                    88
 Receivables for:
  Sales of investments                                                                 $28,805
  Sales of fund's shares                                                               102,176
  Dividends and interest                                                                30,278                      161,259
                                                                                                                 36,317,272
Liabilities:
 Payables for:
  Purchases of investments                                                             139,048
  Repurchases of fund's shares                                                          33,453
  Investment advisory services                                                           9,437
  Services provided by affiliates                                                       21,979
  Deferred Directors' compensation                                                         811
  Other fees and expenses                                                                  452                      205,180
Net assets at August 31, 2002                                                                                   $36,112,092

Net assets consist of:
 Capital paid in on shares of capital stock                                                                     $42,657,289
 Undistributed net investment income                                                                                 15,477
 Accumulated net realized loss                                                                                   (2,196,173)
 Net unrealized depreciation                                                                                     (4,364,501)
Net assets at August 31, 2002                                                                                   $36,112,092

Total authorized capital stock - 3,500,000 shares, $0.001 par value
                                                          Net assets        Shares outstanding    Net asset value per share
                                                                                                                         (1)
Class A                                                  $30,644,324                 1,650,417                       $18.57
Class B                                                    2,169,607                   118,656                        18.28
Class C                                                    1,369,844                    75,022                        18.26
Class F                                                    1,576,082                    85,069                        18.53
Class 529-A                                                  144,143                     7,766                        18.56
Class 529-B                                                   39,353                     2,130                        18.48
Class 529-C                                                   45,318                     2,452                        18.48
Class 529-E                                                    5,518                       298                        18.55
Class R-1                                                      1,265                        68                        18.53
Class R-2                                                      7,792                       420                        18.53
Class R-3                                                     11,081                       597                        18.55
Class R-4                                                      3,104                       167                        18.57
Class R-5                                                     94,661                     5,094                        18.58
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and Class 529-A, for which the maximum offering prices per share were $19.70 and $19.69, respectively.

See Notes to Financial Statements

Statement of operations for the year ended August 31, 2002 Investment income:
 Income:                                         (dollars in thousands)

  Dividends (net of non-U.S. withholding tax of $8,047)                                                           $215,969
  Interest                                                                             141,710                     $357,679

 Fees and expenses:
  Investment advisory services                                                         119,116
  Distribution services                                                                118,044
  Transfer agent services                                                               54,968
  Administrative services                                                                4,174
  Reports to shareholders                                                                1,235
  Registration statement and prospectus                                                  5,154
  Postage, stationery and supplies                                                       7,308
  Directors' compensation                                                                   18
  Auditing and legal                                                                        77
  Custodian                                                                              2,274
  State and local taxes                                                                      1
  Other                                                                                     34
  Total expenses before waiver                                                         312,403
   Expenses waived                                                                           3                      312,400
 Net investment income                                                                                              $45,279

Net realized loss and unrealized
 depreciation on investments
 and non-U.S. currency:
 Net realized loss on:
  Investments                                                                       (2,193,355)
  Non-U.S. currency transactions                                                        (3,592)                  (2,196,947)
 Net unrealized (depreciation) appreciation on:
  Investments                                                                       (6,613,735)
  Non-U.S. currency translations                                                           166                   (6,613,569)
   Net realized loss and
    unrealized depreciation
    on investments and non-U.S. currency                                                                         (8,810,516)
Net decrease in net assets resulting
 from operations                                                                                                 (8,765,237)



See Notes to Financial Statements



Statement of changes in net assets                                                 (dollars in                   thousands)

                                                                                    Year ended
                                                                                     August 31
                                                                                         2,002                        2,001
Operations:
 Net investment income                                                                  45,279                      202,278
 Net realized (loss) gain on investments and
  non-U.S. currency transactions                                                    (2,196,947)                     519,724
 Net unrealized depreciation
  on investments and non-U.S. currency translations                                 (6,613,569)                 (11,956,287)
  Net decrease in net assets
   resulting from operations                                                        (8,765,237)                 (11,234,285)

Dividends and distributions paid to shareholders:
  Dividends from net investment income                                                 (70,809)                    (173,095)
  Distributions from net realized gain
   on investments                                                                            -                   (4,924,761)
    Total dividends and distributions paid
     to shareholders                                                                   (70,809)                  (5,097,856)

Capital share transactions                                                           8,463,322                   11,722,324

Total decrease in net assets                                                         ($372,724)                 ($4,609,817)

Net assets:
 Beginning of year                                                                  36,484,816                   41,094,633
 End of year (including
  undistributed net investment income: $15,477 and $47,027,
  respectively)                                                                    $36,112,092                  $36,484,816

See Notes to Financial Statements

Notes to Financial Statements

1. Organization and significant accounting policies

Organization - The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (classes R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:


---------------------------------------------------------------------------------------------------------
     Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------                           ---------------------------------
  Class A and Class         Up to 5.75%                 None                          None
        529-A
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class B and Class            None           Declines from 5% to zero  Class B and Class 529-B convert
        529-B                                  for redemptions within     to Class A and Class 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class C                 None          1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-C               None          1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-E               None                     None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class F and Class            None                     None                          None
        529-F*
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class R-1, Class R-2,          None                     None                          None
 Class R-3, Class R-4
    and Class R-5
---------------------------------------------------------------------------------------------------------
* As of August 31, 2002, there were no Class 529-F shares outstanding.


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

          Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2. Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend income is recorded net of non-U.S. taxes paid.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of August 31, 2002, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $40,524,526,000.

During the year ended August 31, 2002, the fund reclassified $3,086,000 from undistributed net realized gains to additional paid-in capital to align financial reporting with tax reporting.

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                              (dollars in
                                                               thousands)
Undistributed net investment income and currency gains          $19,305
Loss deferrals related to non-U.S. currency that were
realized during the period November                             (3,016)
1,2001 through August 31, 2002
Short-term and long-term capital loss deferrals             (2,192,229)
Gross unrealized appreciation                                 3,590,292
Gross unrealized depreciation                               (7,958,893)

Short-term and long-term capital loss deferrals above include a capital loss carryforward of $424,032,000 expiring in 2010. The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or subsequent years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains. Also included are capital losses of $1,768,197,000 that were realized during the period November 1, 2001 through August 31, 2002.

The tax character of distributions paid was as follows (dollars in thousands):

Year ended August 31, 2002


                                            Distributions from ordinary income
Share class                           Net investment income and currency gains       Short-term capital gains
Class A                                                                $68,401                              -
Class F                                                                  2,408                              -
Total                                                                   70,809                              -

Year ended August 31, 2001
                                            Distributions from ordinary income
Share class                           Net investment income and currency gains       Short-term capital gains
Class A                                                               $171,331                              -
Class B                                                                  1,764                              -
Total                                                                  173,095                              -





                                      Distributions from long-term capital gain      Total distributions paid
Share class
Class A                                                                      -                        $68,401
Class F                                                                      -                          2,408
Total                                                                        -                         70,809

Year ended August 31, 2001
                                      Distributions from long-term capital gain      Total distributions paid
Share class
Class A                                                             $4,839,060                     $5,010,391
Class B                                                                 85,701                         87,465
Total                                                                4,924,761                      5,097,856



4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.50% on the first $1 billion of daily net assets and decreasing to 0.276% on such assets in excess of $55 billion. For the year ended August 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.310% of average daily net assets.


Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the next page. In some cases, the Board of Directors has approved expense amounts lower than plan limits.


         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B and Class 529-B                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C, Class 529-C and Class R-1                           1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-E and Class R-3                                    0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F, Class 529-F and Class R-4                           0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For Class A and Class 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2002, unreimbursed expenses which remain subject to reimbursement totaled $13,442,000 for Class A. As of August 31, 2002, there were no unreimbursed expenses which remain subject to reimbursement for Class 529-A.

         Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for Class R-1, Class R-2, Class R-3 and Class R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended August 31, 2002, were as follows (dollars in thousands):

-----------------------------------------------------------------------
  Share class      Distribution    Transfer agent    Administrative
                     services         services          services
-----------------------------------------------------------------------
    Class A          $85,825          $51,578        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B           19,603           3,390         Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C            9,625                             $1,972





                                      Included
                                         in
                                   administrative
                                      services
----------------------------------                 --------------------
----------------------------------                 --------------------
    Class F            2,611                              1,965
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-A           110                                120
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-B          117                                 38
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-C           134                                 41
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-E            6                                  3
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-1             1                                  1
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-2             5                                  4
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-3            6                                   4
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-4            1                                   1
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-5      Not applicable                           25
-----------------------------------------------------------------------
* Amount less than one thousand.

Deferred Directors' compensation - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.


5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended August 31, 2002

Share class                                     Sales(1)          Reinvestments of dividends and distributions
                                                  Amount          Shares           Amount         Shares
Class A                                      $10,104,102         461,456          $67,563          2,886
Class B                                        1,493,185          68,694                -              -
Class C                                        1,426,724          65,844                -              -
Class F                                        1,822,121          83,859            2,205             94
Class 529-A(2)                                   168,094           7,848                -              -
Class 529-B(2)                                    45,892           2,159                -              -
Class 529-C(2)                                    52,677           2,472                -              -
Class 529-E(2)                                     6,190             300                -              -
Class R-1(3)                                       1,362              73                -              -
Class R-2(3)                                       8,326             448                -              -
Class R-3(3)                                      12,900             681                -              -
Class R-4(3)                                       3,131             171                -              -
Class R-5(3)                                     112,787           5,312                -              -
Total net increase (decrease) in fund        $15,257,491         699,317          $69,768          2,980

Year ended August 31, 2001
Share class                                     Sales(1)           Reinvestments of dividends and distributions
                                                  Amount          Shares               Amount         Shares
Class A                                      $10,078,469         365,970           $4,828,852        178,384
Class B                                        1,358,061          50,808               85,046          3,156
Class C(4)                                       419,123          17,061                    -              -
Class F(4)                                       386,907          15,619                    -              -
Total net increase (decrease) in fund        $12,242,560         449,458           $4,913,898        181,540





                                                            Repurchases(1)          Net increase
                                                     Amount         Shares                        Amount        Shares
Class A                                         ($6,165,610)      (293,074)                   $4,006,055       171,268
Class B                                            (255,386)       (12,588)                    1,237,799        56,106
Class C                                            (150,771)        (7,614)                    1,275,953        58,230
Class F                                            (282,984)       (13,977)                    1,541,342        69,976
Class 529-A(2)                                       (1,635)           (82)                      166,459         7,766
Class 529-B(2)                                         (576)           (29)                       45,316         2,130
Class 529-C(2)                                         (395)           (20)                       52,282         2,452
Class 529-E(2)                                          (42)            (2)                        6,148           298
Class R-1(3)                                            (83)            (5)                        1,279            68
Class R-2(3)                                           (514)           (28)                        7,812           420
Class R-3(3)                                         (1,567)           (84)                       11,333           597
Class R-4(3)                                            (70)            (4)                        3,061           167
Class R-5(3)                                         (4,304)          (218)                      108,483         5,094
Total net increase (decrease) in fund           ($6,863,937)      (327,725)                   $8,463,322       374,572

Year ended August 31, 2001
Share class                                                  Repurchases(1)          Net increase
                                                         Amount         Shares                    Amount        Shares
Class A                                             ($5,331,055)      (197,798)               $9,576,266       346,556
Class B                                                 (83,616)        (3,255)                1,359,491        50,709
Class C(4)                                               (6,506)          (269)                  412,617        16,792
Class F(4)                                              (12,957)          (526)                  373,950        15,093
Total net increase (decrease) in fund               ($5,434,134)      (201,848)              $11,722,324       429,150




(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were offered beginning February 15, 2002. (3) Class R-1, Class R-2, Class R-3, Class R-4 and
Class R-5 shares were offered beginning May 15, 2002. (4) Class C and Class F shares were offered beginning March 15, 2001.


6. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of August 31, 2002, the total value of restricted securities was $1,157,721,000, which represents 3.21% of the net assets of the fund.

7. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $19,217,601,000 and $9,612,256,000, respectively, during the year ended August 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2002, the custodian fee of $2,274,000 includes $21,000 that was offset by this reduction, rather than paid in cash.



Financial Highlights                   (1)



                                                                 Income from investment operations (2)
                                                                                                    Net
                                                      Net asset                           (losses) gains
                                                          value,              Net          on securities Total from
                                                       beginning        investment        (both realized  investment
                                                       of period     income (loss)       and unrealized)  operations
Class A:
 Year ended 8/31/2002                                     $23.20             $0.04                ($4.62)     ($4.58)
 Year ended 8/31/2001                                      35.91              0.15                 (8.62)      (8.47)
 Year ended 8/31/2000                                      26.20              0.18                 12.77       12.95
 Year ended 8/31/1999                                      17.95              0.07                 10.48       10.55
 Year ended 8/31/1998                                      20.14              0.10                 (0.10)          -
Class B:
 Year ended 8/31/2002                                      22.98             (0.13)                (4.57)      (4.70)
 Year ended 8/31/2001                                      35.79             (0.07)                (8.56)      (8.63)
 Period from 3/15/2000 to 8/31/2000                        32.44                 -  (3)             3.35        3.35
Class C:
 Year ended 8/31/2002                                      22.95             (0.13)                (4.56)      (4.69)
 Period from 3/15/2001 to 8/31/2001                        23.78             (0.08)                (0.75)      (0.83)
Class F:
 Year ended 8/31/2002                                      23.19              0.03                 (4.61)      (4.58)
 Period from 3/15/2001 to 8/31/2001                        23.92              0.02                 (0.75)      (0.73)
Class 529-A:
 Period from 2/15/2002 to 8/31/2002                        22.62              0.01                 (4.07)      (4.06)
Class 529-B:
 Period from 2/15/2002 to 8/31/2002                        22.62             (0.08)                (4.06)      (4.14)
Class 529-C:
 Period from 2/15/2002 to 8/31/2002                        22.62             (0.08)                (4.06)      (4.14)
Class 529-E:
 Period from 3/1/2002 to 8/31/2002                         22.95             (0.02)                (4.38)      (4.40)
Class R-1:
 Period from 6/6/2002 to 8/31/2002                         21.08             (0.03)                (2.52)      (2.55)
Class R-2:
 Period from 5/21/2002 to 8/31/2002                        22.11             (0.03)                (3.55)      (3.58)
Class R-3:
 Period from 5/21/2002 to 8/31/2002                        22.11             (0.01)                (3.55)      (3.56)
Class R-4:
 Period from 5/28/2002 to 8/31/2002                        22.01              0.01                 (3.45)      (3.44)
Class R-5:
 Period from 5/15/2002 to 8/31/2002                        22.40              0.03                 (3.85)      (3.82)


                                                      Dividends and distributions

                                                     Dividends
                                                     (from net     Distributions                           Net asset
                                                    investment     (from capital               Total       value, end
                                                       income)            gains)       distributions        of period
Class A:
 Year ended 8/31/2002                                    ($0.05)           $    -              ($0.05)          $18.57
 Year ended 8/31/2001                                     (0.15)            (4.09)              (4.24)           23.20
 Year ended 8/31/2000                                     (0.04)            (3.20)              (3.24)           35.91
 Year ended 8/31/1999                                     (0.09)            (2.21)              (2.30)           26.20
 Year ended 8/31/1998                                     (0.13)            (2.06)              (2.19)           17.95
Class B:
 Year ended 8/31/2002                                         -                 -                   -            18.28
 Year ended 8/31/2001                                     (0.09)            (4.09)              (4.18)           22.98
 Period from 3/15/2000 to 8/31/2000                           -                 -                   -            35.79
Class C:
 Year ended 8/31/2002                                         -                 -                   -            18.26
 Period from 3/15/2001 to 8/31/2001                           -                 -                   -            22.95
Class F:
 Year ended 8/31/2002                                     (0.08)                -               (0.08)           18.53
 Period from 3/15/2001 to 8/31/2001                           -                 -                   -            23.19
Class 529-A:
 Period from 2/15/2002 to 8/31/2002                           -                 -                   -            18.56
Class 529-B:
 Period from 2/15/2002 to 8/31/2002                           -                 -                   -            18.48
Class 529-C:
 Period from 2/15/2002 to 8/31/2002                           -                 -                   -            18.48
Class 529-E:
 Period from 3/1/2002 to 8/31/2002                            -                 -                   -            18.55
Class R-1:
 Period from 6/6/2002 to 8/31/2002                            -                 -                   -            18.53
Class R-2:
 Period from 5/21/2002 to 8/31/2002                           -                 -                   -            18.53
Class R-3:
 Period from 5/21/2002 to 8/31/2002                           -                 -                   -            18.55
Class R-4:
 Period from 5/28/2002 to 8/31/2002                           -                 -                   -            18.57
Class R-5:
 Period from 5/15/2002 to 8/31/2002                           -                 -                   -            18.58


                                                                                   Ratio of             Ratio of
                                                                    Net assets,     expenses      net income (loss
                                                         Total    end of period   to average           to average
                                                     return (3)   (in millions)   net assets           net assets

Class A:
 Year ended 8/31/2002                                    (19.80)%      $30,644         0.75%                0.18%
 Year ended 8/31/2001                                      (25.28)      34,312         0.71                 0.56
 Year ended 8/31/2000                                       53.51       40,671         0.70                 0.58
 Year ended 8/31/1999                                       61.26       20,673         0.70                 0.28
 Year ended 8/31/1998                                       (0.24)      11,798         0.70                 0.48
Class B:
 Year ended 8/31/2002                                      (20.45)       2,170         1.52                (0.60)
 Year ended 8/31/2001                                      (25.83)       1,437         1.48                (0.29)
 Period from 3/15/2000 to 8/31/2000                         10.33          424         0.66                (0.01)
Class C:
 Year ended 8/31/2002                                      (20.44)       1,370         1.55                (0.63)
 Period from 3/15/2001 to 8/31/2001                         (3.49)         385         0.80                (0.34)
Class F:
 Year ended 8/31/2002                                      (19.83)       1,576         0.77                 0.15
 Period from 3/15/2001 to 8/31/2001                         (3.05)         350         0.38                 0.08
Class 529-A:
 Period from 2/15/2002 to 8/31/2002                        (17.95)         144         0.86  (5)            0.07    (5)
Class 529-B:
 Period from 2/15/2002 to 8/31/2002                        (18.30)          39         1.66  (5)           (0.74)   (5)
Class 529-C:
 Period from 2/15/2002 to 8/31/2002                        (18.30)          45         1.64  (5)           (0.72)   (5)
Class 529-E:
 Period from 3/1/2002 to 8/31/2002                         (19.17)           6         0.56  (5)           (0.10)   (5)
Class R-1:
 Period from 6/6/2002 to 8/31/2002                         (12.10)           1         0.36  (6)           (0.16)
Class R-2:
 Period from 5/21/2002 to 8/31/2002                        (16.19)           8         0.42  (6)           (0.17)
Class R-3:
 Period from 5/21/2002 to 8/31/2002                        (16.10)          11         0.31  (6)           (0.06)
Class R-4:
 Period from 5/28/2002 to 8/31/2002                        (15.63)           3         0.20  (6)            0.05
Class R-5:
 Period from 5/15/2002 to 8/31/2002                        (17.05)          95         0.13                 0.14


                                                        Year ended August
                                                                 2002              2001    2000

Portfolio turnover rate for all classes of shares                  30%              36%      47%


                                                                  1999          1998

                                                                   46%           39%





(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year. (2) Years ended 1999 and
1998 are based on shares outstanding on the last day of the year; all other periods are
    based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Annualized.
(5)  During the start-up period for this class, CRMC voluntarity agreed to pay a portion of the fees related to transfer agency services. Had CRMC not paid such fees, expense ratios would have been .46%, .49%, .33% and .25% for
     Class R-1, Class R-2, Class R-3 and Class R-4, respectively. Such expense ratios are the result of higher expenses during the start-up period and are not indicative of espense ratios expected in the future.



Independent Auditors' Report

To the Board of Directors and Shareholders of The Growth Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, Inc. (the "Fund"), including the investment portfolio, as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
October 1, 2002


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, all of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

Since the information above is reported for the fund's fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2003 to determine the calendar year amounts to be included on their 2002 tax returns. Shareholders should consult their tax advisers.


Board of Directors and officers

"Non-interested" Directors
                                             Year first
                                              elected a
                                             Director of
Name and age                                  the fund1     Principal occupation(s) during past five years

Guilford C. Babcock, 71                         1998        Emeritus Professor of Finance, Marshall School of Business, University
                                                            of Southern California

Robert A. Fox, 65                               1970        Managing General Partner, Fox Investments LP; Professor and Executive in
                                                            Residence, University of California; former President and CEO, Foster
                                                            Farms

Leonade D. Jones, 54                            1993        Co-founder, VentureThink LLC and Versura Inc.; former Treasurer, The
                                                            Washington Post Company

John G. McDonald, 65                            1976        The IBJ Professor of Finance, Graduate School of Business, Stanford
                                                            University

Gail L. Neale, 67                               1998        President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Henry E. Riggs, 67                              1989        President, Keck Graduate Institute of Applied Life Sciences

Patricia K. Woolf, Ph.D., 68                    1985        Private investor; Lecturer, Department of Molecular Biology, Princeton
                                                            University; Corporate Director

"Non-interested" Directors

                                              Number of
                                            boards within
                                              the fund
                                              complex2
                                              on which
Name and age                               Director serves    Other directorships3 held by Director

Guilford C. Babcock, 71                           2           PIMCO Funds

Robert A. Fox, 65                                 7           Crompton Corporation

Leonade D. Jones, 54                              6           None

John G. McDonald, 65                              8           Plum Creek Timber Co.; Scholastic Corporation; Capstone Turbine Corp.;
                                                              iStar Financial, Inc.; Varian, Inc.

Gail L. Neale, 67                                 5           None

Henry E. Riggs, 67                                4           None

Patricia K. Woolf, Ph.D., 68                      6           Crompton Corporation; National Life Holding Co.;
                                                              First Energy Corporation

"Interested" Directors4

                                             Year first
                                              elected a         Principal occupation(s) during past five years
Name, age and                            Director or officer    and positions held with affiliated entities or the
position with fund                          of the fund1        principal underwriter of the fund

James F. Rothenberg, 56                         1997            President and Director, Capital Research and
Chairman                                                        of the Board Management Company; Director,
                                                                American Funds Distributors, Inc.;5 Director,
                                                                American Funds Service Company;5 Director, The
                                                                Capital Group Companies, Inc.;5 Director,
                                                                Capital Guardian Trust Company;5
                                                                Director, Capital Group Research, Inc.;5
                                                                Director, Capital Management Services, Inc.5

James E. Drasdo, 57                             1992            Senior Vice President, Capital Research and
President and                                                   Management Company; Director, The Capital Group
Principal Executive Officer                                     Companies, Inc.;5 Director, Capital Research Company5

"Interested" Directors4

                                          Number of boards
                                           within the fund
Name, age and                             complex2 on which
position with fund                         Director serves      Other directorships3 held by Director

James F. Rothenberg, 56                           3             None
Chairman of the Board

James E. Drasdo, 57                               2             None
President and
Principal Executive Officer

The Statement of Additional Information includes additional information about fund Directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, attention:
Fund Secretary.

1Directors and officers of the fund serve until their resignation, removal or retirement.
2Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
3This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4"Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5Company affiliated with Capital Research and Management Company.

Other officers

                                             Year first
Name, age and                                elected an     Principal occupation(s) during past five years and
position with fund                           officer of     positions held with affiliated entities or the principal
                                              the fund1     underwriter of the fund

Gordon Crawford, 55                             1992        Senior Vice President and Director, Capital Research
Senior Vice President                                       and Management Company; Chairman of the Board and Director, The Capital
                                                            Group Companies, Inc.;2 Senior Vice President and Director, Capital
                                                            Management Services, Inc.2

Paul G. Haaga, Jr., 53                          1994        Executive Vice President and Director, Capital
Senior Vice President                                       Research and Management Company; Director, American Funds Distributors,
                                                            Inc.;2 Director, The Capital Group Companies, Inc.2

Donald D. O'Neal, 42                            1995        Senior Vice President, Capital Research and
Senior Vice President                                       Management Company

Richard M. Beleson,3 48                         1992        Director, Capital Research and Management
Vice President                                              Company; Senior Vice President, Capital Research Company2

Michael T. Kerr, 43                             1998        Senior Vice President, Capital Research Company2
Vice President

Bradley J. Vogt,3 37                            1999        Executive Vice President and Research Director,
Vice President                                              Capital Research Company2

Patrick F. Quan, 44                           1986-1998     Vice President-- Fund Business Management
Secretary                                       2000        Group, Capital Research and Management Company

Sheryl F. Johnson, 34                           1998        Vice President-- Fund Business Management
Treasurer                                                   Group, Capital Research and Management Company

David A. Pritchett, 36                          1999        Vice President-- Fund Business Management
Assistant Treasurer                                         Group, Capital Research and Management Company

1Directors and officers of the fund serve until their resignation, removal or retirement.
2Company affiliated with Capital Research and Management Company.
3All of the officers listed, except Messrs. Beleson and Vogt, are officers and/or Directors/Trustees of one or more of the other funds for which Capital
  Research and Management Company serves as investment adviser.

Offices

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94105-1409

Investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for
shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2371

Independent auditors
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in The Growth Fund of America. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.80% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.02%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

For information about your account or any of the fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company at 800/421-0180 or visit us at americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of The Growth Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American FundsSM]

The right choice for the long termSM

What makes American Funds different?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted more than 15 million shareholders.

Our unique combination of strengths includes these five factors:

o  A long-term, value-oriented approach
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  An unparalleled global research effort
   American Funds draws on one of the industry's most globally integrated research networks.

o  The multiple portfolio counselor system
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  Experienced investment professionals
   More than 75% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline of 1987 and some experienced the 1970s bear market.

o  A commitment to low operating expenses
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 mutual funds, consistent philosophy, consistent results

Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
SMALLCAP World Fund(R)

Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

Balanced fund
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

State-specific tax-exempt funds
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

Money market funds
Seeking stable monthly income through money market instruments The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. GFA-011-1002

Litho in USA CDA/GRS/5892

Printed on recycled paper